UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
    _______________________________
Form 8-K
_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014
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Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)

(913) 327-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On April 17, 2014, Euronet Worldwide, Inc. ("Euronet") and Walmart Stores, Inc. ("Walmart") jointly announced via a news release an exclusive money transfer service called "Walmart-2-Walmart". Walmart-2-Walmart is a domestic consumer to consumer money transfer service that will be offered at U.S. based Walmart stores using Euronet's money transfer subsidiary, Ria Financial Services ("Ria"). Ria will be the exclusive operator for all Walmart-2-Walmart transactions and Walmart will act as Ria's authorized agent.
The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	News Release dated April 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President and General Counsel
Date: April 17, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release dated April 17, 2014